UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-06325

Dreyfus Midcap Index Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	10/31
Date of reporting period:	10/31/2017

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus Midcap Index Fund, Inc.

ANNUAL REPORT October 31, 2017

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Midcap Index Fund, Inc.	The Fund

A LETTER FROM THE CEO OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Midcap Index Fund, Inc., covering the 12-month period from November 1, 2016 through October 31, 2017. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks set a series of new record highs and bonds produced mixed results over the past year in response to changing economic and political conditions. Financial markets at the start of the reporting period were dominated by the election of a new U.S. presidential administration. Equities and corporate-backed bonds surged higher in anticipation of more business-friendly regulatory, tax, and fiscal policies, but high-quality bonds generally lost value due to expectations of rising interest rates and accelerating inflation in a stronger economy. Despite a series of short-term interest-rate hikes, bonds recovered their previous losses over the first 10 months of 2017 when it became clearer that pro-growth legislation would take time and political capital to enact. U.S. and international stocks continued to rally as corporate earnings grew and global economic conditions improved.

The markets’ recent strong performance has been supported by solid underlying fundamentals. While we currently expect these favorable conditions to persist, we remain watchful for economic and political developments that could derail the markets. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
Chief Executive Officer
The Dreyfus Corporation
November 15, 2017

DISCUSSION OF FUND PERFORMANCE

For the period from November 1, 2016 through October 31, 2017, as provided by Thomas J. Durante, CFA, Karen Q. Wong, CFA, and Richard A. Brown, CFA, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended October 31, 2017, Dreyfus Midcap Index Fund’s Class I produced a total return of 23.17%, and its Investor shares returned 22.89%.1 In comparison, the S&P MidCap 400® Index (the “Index”), the fund’s benchmark, produced a total return of 23.48% for the same period.2,3

Mid-cap stocks gained ground amid better-than-expected corporate earnings, improving global economic prospects, and expectations of more stimulative U.S. government policies. The difference in returns between the fund and the Index was primarily the result of transaction costs and operating expenses that are not reflected in the Index’s results.

The Fund’s Investment Approach

The fund seeks to match the performance of the Index by generally investing in stocks included in the Index and in futures whose performance is tied to the Index. The fund generally invests in all 400 stocks in the Index in proportion to their weighting in the Index.

The Index is an unmanaged index of 400 common stocks of medium-sized companies. S&P weights each company’s stock in the Index by its market capitalization (i.e., the share price times the number of shares outstanding), adjusted by the number of available float shares (i.e., those shares available to public investors). Companies included in the Index generally have market capitalizations ranging between approximately $1.4 billion and $5.9 billion, to the extent consistent with market conditions.

Rising Corporate Earnings Drove Markets Higher

Equity markets across all capitalization ranges were reenergized in November and December 2016 when investors began to anticipate greater economic growth and higher inflation stemming from lower corporate taxes, reduced regulatory constraints on business, and increased infrastructure spending from a new presidential administration. In early 2017, better-than-expected corporate earnings and encouraging global economic developments drove the Index to a series of new highs. While concerns about the government’s ability to implement its business-friendly policy proposals slowed the market’s advance in the spring, most broad measures of stock market performance quickly shrugged off those concerns and reached new all-time highs by the reporting period’s end.

The market’s advance was supported throughout the reporting period by measured, well-telegraphed shifts in monetary policy from the Federal Reserve Board (the “Fed”). Although rising interest rates historically have tended to undermine investor sentiment toward stocks, the Fed’s gradual approach to withdrawing economic stimulus—including short-term interest-rate hikes in December, March, and June and the start of asset sales in October—was received calmly by investors, who focused more on rising corporate earnings and improving business conditions. In this environment, mid-cap stocks generally produced returns that were roughly in line with large-cap stocks, but mid-cap stocks trailed their small-cap counterparts.

Technology Stocks Led the Market’s Advance

The Index’s robust results over the reporting period were largely driven by impressive earnings growth in the information technology sector. Ongoing trends in favor of cloud computing,

DISCUSSION OF FUND PERFORMANCE (continued)

smartphones, Internet-connected automobiles and appliances, and factory automation and robotics helped support revenues and earnings for a variety of midsized technology companies. Most notably, technological innovations generated robust demand for semiconductor companies, which further benefited from renewed pricing power in a consolidating industry.

The financials sector also produced impressive results. Higher short-term interest rates helped banks expand their lending margins, and volumes of new commercial and mortgage loans increased. Deregulation of the financials sector helped further boost banking profits. Meanwhile, insurance companies benefited from higher-than-expected insurance premiums.

Better-than-expected earnings in the recovering global economy also helped drive mid-cap stock prices higher in the industrials sector. Strong domestic and overseas demand helped bolster sales and earnings for machinery companies and producers of pumps and other industrial equipment, while improving consumer and business confidence in the United States benefited construction equipment manufacturers and builders of homes and commercial facilities. Aerospace-and-defense companies gained value in anticipation of higher levels of military spending.

On a more negative note, the Index’s telecommunication services sector lost value due to challenges presented by “cord cutting” when more customers disconnected landlines and replaced cable television with Internet-based entertainment services. The energy sector was hurt by low oil prices early in the reporting period, reduced production volumes, order delays, and later in the reporting period, the impact of hurricanes in the Gulf Coast region. The consumer staples sector posted a mild loss overall due to online competition affecting brick-and-mortar sellers of groceries and personal care products.

Replicating the Performance of the Index

Although we do not actively manage the fund’s investments in response to macroeconomic trends, it is worth noting that the U.S. and global economic recoveries appear to have gained momentum, and corporate earnings have continued to exceed many analysts’ expectations. However, the mid-cap stock market’s currently constructive conditions could be undermined by unexpected political and economic developments. As always, we have continued to monitor the factors considered by the fund’s investment model in light of current market conditions.

November 15, 2017

¹ Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The S&P MidCap 400® Index provides investors with a benchmark for midsized companies. The index measures the performance of midsized companies, reflecting the distinctive risk and return characteristics of this market segment. Investors cannot invest directly in any index.

3 “Standard & Poor’s®,” “S&P®,” and “S&P MidCap 400®” are registered trademarks of Standard & Poor’s Financial Services LLC, and have been licensed for use on behalf of the fund. The fund is not sponsored, endorsed, managed, advised, sold, or promoted by Standard & Poor’s and its affiliates and Standard & Poor’s and its affiliates make no representation regarding the advisability of investing in the fund.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Stocks of mid-cap companies often experience sharper price fluctuations than stocks of large-cap companies.

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Midcap Index Fund, Inc. Investor shares and Class I and the S&P MidCap 400® Index (the “Index”)

† Source: Lipper Inc.

†† The total return figures presented for Class I of the fund reflect the performance of the fund’s Investor shares for the period prior to 8/31/16 (the inception date for Class I).

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Investor and Class I of the Dreyfus Midcap Index Fund, Inc. on 10/31/07 to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The Index provides investors with a benchmark for mid-sized companies. The Index measures the performance of mid-sized companies, reflecting the distinctive risk and return characteristics of this market segment. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (continued)

Average Annual Total Returns as of 10/31/17
	Inception Date	1 Year	5 Years	10 Years
Investor Shares	6/19/1991	22.89%	14.62%	8.50%
Class I	8/31/2016	23.17%	14.67%†	8.53%†
S&P MidCap 400® Index		23.48%	15.13%	8.96%

† The total return performance figures presented for Class I of the fund reflect the performance of the fund’s Investor shares for the period prior to 8/31/16 (the inception date for Class I).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Midcap Index Fund, Inc. from May 1, 2017 to October 31, 2017. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2017

	Investor Shares	Class I
Expenses paid per $1,000†	$2.60	$1.30
Ending value (after expenses)	$1,065.30	$1,066.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31,2017

	Investor Shares	Class I
Expenses paid per $1,000†	$2.55	$1.28
Ending value (after expenses)	$1,022.68	$1,023.95

† Expenses are equal to the fund’s annualized expense ratio of .50% for Investor shares and .25% for Class I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
October 31, 2017

Description	Shares		Value ($)
Common Stocks - 99.2%
Automobiles & Components - 1.0%
Cooper Tire & Rubber Co.	113,536	[a]	3,723,981
Dana	313,690		9,564,408
Gentex	611,955		11,878,047
Thor Industries	105,937		14,430,738
			39,597,174
Banks - 9.1%
Associated Banc-Corp	330,504		8,361,751
BancorpSouth	183,374		5,794,618
Bank of Hawaii	91,733	[a]	7,486,330
Bank of the Ozarks	263,121		12,266,701
Cathay General Bancorp	164,502	[a]	6,876,184
Chemical Financial	152,916	[a]	8,057,144
Commerce Bancshares	193,695		11,265,301
Cullen/Frost Bankers	126,579		12,468,032
East West Bancorp	312,868		18,722,021
F.N.B.	700,552		9,450,446
First Horizon National	506,961	[a]	9,515,658
Fulton Financial	379,147		6,900,475
Hancock Holding	183,303		8,936,021
Home BancShares	333,522		7,497,575
International Bancshares	119,062		4,833,917
MB Financial	180,422	[a]	8,288,587
New York Community Bancorp	1,059,468		13,306,918
PacWest Bancorp	275,665		13,320,133
Pinnacle Financial Partners	159,825		10,580,415
Prosperity Bancshares	150,655		9,910,086
Signature Bank	119,066	[b]	15,479,771
Sterling Bancorp	483,183		12,103,734
SVB Financial Group	114,239	[b]	25,050,328
Synovus Financial	260,291		12,194,633
TCF Financial	370,352		6,747,813
Texas Capital Bancshares	107,493	[a,b]	9,249,773
Trustmark	147,259	[a]	4,850,711
UMB Financial	94,372		6,939,173
Umpqua Holdings	477,963		9,779,123
United Bankshares	227,399	[a]	8,174,994
Valley National Bancorp	572,658	[a]	6,585,567
Washington Federal	192,124		6,685,915
Webster Financial	199,885	[a]	10,991,676
Wintrust Financial	120,683		9,810,321
			338,481,845

Description	Shares		Value ($)
Common Stocks - 99.2% (continued)
Capital Goods - 10.7%
AECOM	339,728	[b]	11,910,864
AGCO	141,148		9,678,518
Carlisle Companies	135,494		14,881,306
Crane	109,677		9,116,352
Curtiss-Wright	95,947		11,345,733
Donaldson	281,065		13,269,079
Dycom Industries	67,494	[a,b]	5,927,998
EMCOR Group	128,488		10,344,569
EnerSys	94,468		6,553,245
Esterline Technologies	55,955	[b]	5,307,332
GATX	84,977	[a]	5,048,484
Graco	121,379		15,996,538
Granite Construction	86,314	[a]	5,497,339
Hubbell	118,234		14,876,202
Huntington Ingalls Industries	97,632		22,731,659
IDEX	165,224		21,183,369
ITT	187,969		8,766,874
KBR	296,986	[a]	5,829,835
Kennametal	174,827		7,631,199
KLX	112,574	[b]	6,175,810
Lennox International	81,439		15,565,436
Lincoln Electric Holdings	134,008		12,284,513
MSC Industrial Direct, Cl. A	97,856		8,112,262
Nordson	108,852		13,790,460
NOW	231,215	[a,b]	2,894,812
Orbital ATK	125,049		16,622,764
Oshkosh	162,096		14,841,510
Regal Beloit	96,414		7,823,996
Teledyne Technologies	76,490	[b]	13,000,240
Terex	181,302	[a]	8,541,137
Timken	146,058		6,886,635
Toro	232,975	[a]	14,642,479
Trinity Industries	323,775		10,529,163
Valmont Industries	49,004		7,786,736
Wabtec	183,257	[a]	14,019,160
Watsco	65,902	[a]	10,977,296
Woodward	119,618		9,250,060
			399,640,964
Commercial & Professional Services - 2.5%
Clean Harbors	112,369	[b]	6,012,865
Copart	430,005	[a,b]	15,604,881
Deluxe	105,249		7,330,593
Dun & Bradstreet	80,012		9,347,802

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.2% (continued)
Commercial & Professional Services - 2.5% (continued)
Herman Miller	130,476		4,383,994
HNI	94,834		3,245,219
ManpowerGroup	143,312		17,667,503
MSA Safety	73,375		5,833,313
Pitney Bowes	400,125		5,497,718
Rollins	208,043	[a]	9,135,168
The Brink's Company	109,516		8,334,168
			92,393,224
Consumer Durables & Apparel - 3.3%
Brunswick	189,895		9,618,182
CalAtlantic Group	161,639	[a]	7,975,268
Carter's	102,331	[a]	9,898,478
Deckers Outdoor	68,546	[b]	4,677,579
Helen of Troy	58,757	[a,b]	5,458,525
KB Home	179,252		4,916,882
NVR	7,547	[b]	24,764,499
Polaris Industries	124,770	[a]	14,776,511
Skechers USA, Cl. A	290,209	[b]	9,263,471
Tempur Sealy International	97,582	[a,b]	6,378,935
Toll Brothers	329,426	[a]	15,166,773
TRI Pointe Group	319,863	[a,b]	5,658,376
Tupperware Brands	110,054		6,465,673
			125,019,152
Consumer Services - 3.4%
Adtalem Global Education	134,032	[a]	4,952,482
Brinker International	104,123	[a]	3,198,659
Buffalo Wild Wings	32,599	[a,b]	3,853,202
Cheesecake Factory	95,491	[a]	4,272,267
Churchill Downs	28,002	[a]	5,839,817
Cracker Barrel Old Country Store	52,153	[a]	8,142,648
Domino's Pizza	98,371		18,001,893
Dunkin' Brands Group	193,132		11,408,307
Graham Holdings, Cl. B	10,103		5,621,814
ILG	230,392		6,835,731
International Speedway, Cl. A	55,225		2,145,491
Jack in the Box	63,885		6,612,736
Papa John's International	57,748	[a]	3,929,751
Service Corporation International	401,641		14,242,190
Six Flags Entertainment	170,550	[a]	10,708,835
Sotheby's	78,740	[b]	4,080,307
Texas Roadhouse	141,632		7,083,016
Wendy's	399,371	[a]	6,074,433
			127,003,579

Description	Shares		Value ($)
Common Stocks - 99.2% (continued)
Diversified Financials - 3.4%
Eaton Vance	249,155		12,574,853
FactSet Research Systems	84,169	[a]	15,981,168
Federated Investors, Cl. B	206,372	[a]	6,411,978
Janus Henderson Group	390,793	[a]	13,580,057
Legg Mason	188,583		7,200,099
MarketAxess Holdings	81,405		14,164,470
MSCI	193,670		22,729,111
SEI Investments	281,827		18,180,660
SLM	934,361	[b]	9,894,883
Stifel Financial	146,577		7,772,978
			128,490,257
Energy - 3.9%
Callon Petroleum	436,324	[a,b]	4,838,833
CONSOL Energy	445,720	[b]	7,189,464
Core Laboratories	95,377	[a]	9,528,162
Diamond Offshore Drilling	139,403	[a,b]	2,332,212
Dril-Quip	81,329	[b]	3,423,951
Energen	210,388	[b]	10,877,060
Ensco, Cl. A	902,105	[a]	4,862,346
Gulfport Energy	356,053	[b]	4,877,926
HollyFrontier	384,439	[a]	14,205,021
Matador Resources	202,527	[a,b]	5,377,092
Murphy Oil	351,311	[a]	9,397,569
Nabors Industries	619,091	[a]	3,485,482
Oceaneering International	213,169		4,310,277
Patterson-UTI Energy	457,388		9,047,135
PBF Energy, Cl. A	236,785	[a]	6,859,661
QEP Resources	515,765	[b]	4,616,097
Rowan Cos., Cl. A	250,331	[a,b]	3,587,243
SM Energy	221,390	[a]	4,722,249
Southwestern Energy	1,098,317	[a,b]	6,095,659
Superior Energy Services	328,709	[a,b]	2,899,213
Transocean	842,442	[a,b]	8,845,641
World Fuel Services	150,021		4,170,584
WPX Energy	862,269	[b]	9,726,394
			145,275,271
Food & Staples Retailing - .5%
Casey's General Stores	83,276	[a]	9,540,931
Sprouts Farmers Market	267,394	[b]	4,944,115
United Natural Foods	109,643	[a,b]	4,250,859
			18,735,905
Food, Beverage & Tobacco - 2.6%
Boston Beer, Cl. A	18,665	[a,b]	3,323,303

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.2% (continued)
Food, Beverage & Tobacco - 2.6% (continued)
Dean Foods	193,755	[a]	1,889,111
Flowers Foods	395,590	[a]	7,528,078
Hain Celestial Group	224,269	[b]	8,078,169
Ingredion	155,209		19,455,448
Lamb Weston Holdings	316,155		16,120,743
Lancaster Colony	42,195		5,283,658
Post Holdings	143,611	[a,b]	11,909,660
Sanderson Farms	43,188		6,459,629
Snyder's-Lance	184,559	[a]	6,944,955
Tootsie Roll Industries	41,371	[a]	1,472,808
TreeHouse Foods	123,422	[a,b]	8,192,752
			96,658,314
Health Care Equipment & Services - 5.1%
ABIOMED	90,728	[b]	17,503,246
Acadia Healthcare	176,553	[a,b]	5,536,702
Allscripts Healthcare Solutions	394,542	[b]	5,318,426
Globus Medical, Cl. A	156,292	[a,b]	4,981,026
Halyard Health	100,305	[b]	4,227,856
HealthSouth	213,886	[a]	9,868,700
Hill-Rom Holdings	142,201		11,477,043
LifePoint Health	86,483	[a,b]	4,164,156
LivaNova	94,180	[a,b]	6,959,902
Masimo	103,376	[a,b]	9,072,278
Medidata Solutions	126,533	[b]	9,519,078
MEDNAX	201,554	[b]	8,826,050
Molina Healthcare	95,246	[a,b]	6,460,536
NuVasive	109,863	[a,b]	6,232,528
Owens & Minor	131,439		3,229,456
STERIS	183,964		17,169,360
Teleflex	97,381		23,077,349
Tenet Healthcare	170,887	[a,b]	2,440,266
WellCare Health Plans	96,347	[b]	19,051,656
West Pharmaceutical Services	160,422		16,266,791
			191,382,405
Household & Personal Products - .6%
Avon Products	956,506	[b]	2,180,834
Edgewell Personal Care	121,780	[b]	7,907,175
Energizer Holdings	134,251	[a]	5,771,450
Nu Skin Enterprises, Cl. A	107,799	[a]	6,857,094
			22,716,553
Insurance - 4.4%
Alleghany	33,425	[b]	18,925,903
American Financial Group	147,362		15,545,217

Description	Shares		Value ($)
Common Stocks - 99.2% (continued)
Insurance - 4.4% (continued)
Aspen Insurance Holdings	130,220		5,586,438
Brown & Brown	251,531		12,536,305
CNO Financial Group	361,025		8,653,769
First American Financial	239,004		13,006,598
Genworth Financial, Cl. A	1,070,378	[b]	3,542,951
Hanover Insurance Group	91,598		9,011,411
Kemper	105,608	[a]	6,769,473
Mercury General	79,186	[a]	4,432,040
Old Republic International	531,375		10,781,599
Primerica	95,760	[a]	8,474,760
Reinsurance Group of America	139,425		20,827,306
RenaissanceRe Holdings	86,288	[a]	11,938,808
W.R. Berkley	205,488		14,092,367
			164,124,945
Materials - 7.2%
Allegheny Technologies	233,182	[a,b]	5,871,523
AptarGroup	135,270	[a]	11,777,959
Ashland Global Holdings	134,944		9,173,493
Bemis	194,134	[a]	8,739,913
Cabot	135,570		8,264,347
Carpenter Technology	100,175		4,987,713
Chemours	399,415		22,610,883
Commercial Metals	248,620		4,843,118
Compass Minerals International	72,742	[a]	4,771,875
Domtar	136,003		6,435,662
Eagle Materials	105,237		11,109,870
Greif, Cl. A	55,587	[a]	3,086,746
Louisiana-Pacific	314,007	[b]	8,534,710
Minerals Technologies	75,208		5,407,455
NewMarket	20,046		8,026,218
Olin	359,550		13,134,362
Owens-Illinois	352,854	[b]	8,429,682
PolyOne	177,445		8,174,891
Reliance Steel & Aluminum	157,942		12,136,263
Royal Gold	141,589		11,909,051
RPM International	289,360		15,431,569
Scotts Miracle-Gro	87,350	[a]	8,701,807
Sensient Technologies	93,532		7,113,109
Silgan Holdings	162,420		4,750,785
Sonoco Products	215,431		11,157,171
Steel Dynamics	515,189		19,170,183
United States Steel	378,758	[a]	9,590,153
Valvoline	433,604		10,415,168

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.2% (continued)
Materials - 7.2% (continued)
Worthington Industries	96,934	[a]	4,410,497
			268,166,176
Media - 1.5%
AMC Networks, Cl. A	112,704	[a,b]	5,734,380
Cable One	10,175	[a]	7,222,317
Cinemark Holdings	229,756	[a]	8,349,333
John Wiley & Sons, Cl. A	96,891		5,295,093
Live Nation Entertainment	289,499	[a,b]	12,674,266
Meredith	85,283	[a]	4,519,999
New York Times, Cl. A	272,251	[a]	5,199,994
TEGNA	465,989	[a]	5,699,045
			54,694,427
Pharmaceuticals, Biotechnology & Life Sciences - 2.6%
Akorn	202,466	[a,b]	6,594,318
Bio-Rad Laboratories, Cl. A	43,024	[b]	9,456,245
Bio-Techne	80,945		10,605,414
Bioverativ	234,284		13,237,046
Catalent	279,942	[b]	11,922,730
Charles River Laboratories International	103,266	[b]	12,008,803
Endo International	431,503	[b]	2,752,989
INC Research Holdings, Cl. A	121,672	[b]	6,953,555
Mallinckrodt	207,252	[a,b]	6,563,671
Prestige Brands Holdings	115,001	[b]	5,393,547
United Therapeutics	93,043	[b]	11,033,969
			96,522,287
Real Estate - 9.2%
Alexander & Baldwin	99,257	[a]	4,490,387
American Campus Communities	295,581	[c]	12,290,258
Camden Property Trust	198,627	[c]	18,122,727
CoreCivic	256,385	[c]	6,322,454
CoreSite Realty	74,104	[a,c]	8,207,018
Corporate Office Properties Trust	215,758	[c]	6,889,153
Cousins Properties	908,677	[a,c]	8,196,267
CyrusOne	196,516	[a,c]	12,064,117
DCT Industrial Trust	201,715	[c]	11,703,504
Douglas Emmett	330,119	[c]	13,135,435
Education Realty Trust	157,504	[a,c]	5,496,890
EPR Properties	138,891	[c]	9,608,479
First Industrial Realty Trust	259,519	[c]	8,013,947
GEO Group	269,940	[c]	7,004,943
Healthcare Realty Trust	268,200	[a,c]	8,646,768
Highwoods Properties	223,738	[c]	11,421,825
Hospitality Properties Trust	356,113	[c]	10,177,710

Description	Shares		Value ($)
Common Stocks - 99.2% (continued)
Real Estate - 9.2% (continued)
JBG SMITH Properties	201,711	[b,c]	6,295,400
Jones Lang LaSalle	98,119		12,705,429
Kilroy Realty	212,874	[c]	15,163,015
Lamar Advertising, Cl. A	180,886	[a]	12,741,610
LaSalle Hotel Properties	245,699	[a,c]	6,931,169
Liberty Property Trust	318,938	[c]	13,676,061
Life Storage	100,886	[a,c]	8,153,607
Mack-Cali Realty	193,368	[c]	4,402,989
Medical Properties Trust	789,078	[c]	10,439,502
National Retail Properties	323,125	[a,c]	12,983,163
Omega Healthcare Investors	426,326	[a,c]	12,303,768
Potlatch	87,982	[a,c]	4,557,468
Quality Care Properties	203,845	[c]	3,226,866
Rayonier	279,451	[c]	8,377,941
Sabra Health Care	371,503	[a,c]	7,400,340
Senior Housing Properties Trust	514,996	[a,c]	9,475,926
Tanger Factory Outlet Centers	207,986	[a,c]	4,731,682
Taubman Centers	131,665	[c]	6,217,221
Uniti Group	356,872	[a,c]	6,245,260
Urban Edge Properties	228,794	[c]	5,367,507
Washington Prime Group	405,479	[a,c]	3,174,901
Weingarten Realty Investors	258,854	[c]	7,882,104
			344,244,811
Retailing - 2.2%
Aaron's	132,086		4,860,765
American Eagle Outfitters	366,793	[a]	4,775,645
AutoNation	142,397	[a,b]	6,749,618
Bed Bath & Beyond	312,343	[a]	6,215,626
Big Lots	93,690	[a]	4,807,234
Dick's Sporting Goods	179,488	[a]	4,392,071
Dillard's, Cl. A	46,175	[a]	2,345,690
GameStop, Cl. A	219,363	[a]	4,099,894
HSN	68,710		2,590,367
Murphy USA	71,075	[a,b]	5,285,137
Office Depot	1,121,516		3,476,700
Pool	89,659		10,829,014
Sally Beauty Holdings	287,888	[b]	4,983,341
The Michaels Companies	238,841	[b]	4,638,292
Urban Outfitters	178,716	[a,b]	4,382,116
Williams-Sonoma	172,935	[a]	8,923,446
			83,354,956
Semiconductors & Semiconductor Equipment - 2.9%
Cirrus Logic	135,982	[b]	7,614,992

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.2% (continued)
Semiconductors & Semiconductor Equipment - 2.9% (continued)
Cree	211,343	[a,b]	7,544,945
Cypress Semiconductor	720,682	[a]	11,430,017
First Solar	176,196	[b]	9,659,065
Integrated Device Technology	288,533	[a,b]	8,964,720
Microsemi	250,185	[b]	13,352,373
Monolithic Power Systems	82,334	[a]	10,017,578
Silicon Laboratories	91,931	[b]	8,724,252
Synaptics	70,327	[a,b]	2,610,538
Teradyne	424,622		18,212,038
Versum Materials	233,924		9,843,522
			107,974,040
Software & Services - 7.8%
ACI Worldwide	256,311	[b]	6,171,969
Acxiom	170,216	[b]	4,282,635
Blackbaud	104,153	[a]	10,550,699
Broadridge Financial Solutions	250,378		21,512,478
Cars.com	155,066	[a]	3,693,672
CDK Global	282,946		17,984,048
CommVault Systems	91,710	[b]	4,773,506
Convergys	203,753	[a]	5,242,565
CoreLogic	183,616	[b]	8,611,590
DST Systems	128,979		7,560,749
Fair Isaac	65,487		9,506,093
Fortinet	327,583	[b]	12,910,046
j2 Global	104,513	[a]	7,748,594
Jack Henry & Associates	166,307	[a]	18,315,390
Leidos Holdings	305,346		19,090,232
LogMeIn	114,146		13,817,373
Manhattan Associates	146,753	[b]	6,143,081
MAXIMUS	140,591		9,339,460
PTC	250,256	[b]	16,629,511
Sabre	451,989		8,840,905
Science Applications International	94,878	[a]	6,958,353
Take-Two Interactive Software	230,704	[b]	25,527,398
Teradata	269,292	[a,b]	9,007,817
Tyler Technologies	75,125	[b]	13,318,911
Ultimate Software Group	60,689	[a,b]	12,294,985
WEX	86,386	[a,b]	10,676,446
			290,508,506
Technology Hardware & Equipment - 7.1%
3D Systems	245,963	[a,b]	3,045,022
ARRIS International	377,923	[b]	10,770,806

Description	Shares		Value ($)
Common Stocks - 99.2% (continued)
Technology Hardware & Equipment - 7.1% (continued)
Arrow Electronics	189,439	[b]	15,835,206
Avnet	263,417		10,483,997
Belden	90,775		7,253,830
Brocade Communications Systems	896,812		10,447,860
Ciena	307,525	[a,b]	6,541,057
Cognex	187,632		23,106,881
Coherent	53,342	[b]	14,013,477
Diebold Nixdorf	160,631	[a]	3,100,178
InterDigital	75,216	[a]	5,517,094
IPG Photonics	81,417	[b]	17,334,493
Jabil	383,808		10,854,090
Keysight Technologies	401,888	[b]	17,952,337
Knowles	190,382	[a,b]	3,152,726
Littelfuse	49,210		10,284,890
National Instruments	230,357	[a]	10,366,065
NCR	262,873	[a,b]	8,435,595
NetScout Systems	190,557	[b]	5,411,819
Plantronics	71,361		3,236,935
SYNNEX	62,832		8,474,780
Tech Data	75,262	[a,b]	6,982,056
Trimble	547,512	[b]	22,382,291
VeriFone Systems	242,656	[b]	4,629,876
ViaSat	116,844	[a,b]	7,606,544
Vishay Intertechnology	287,330		6,393,093
Zebra Technologies, Cl. A	115,128	[b]	13,353,697
			266,966,695
Telecommunication Services - .2%
Frontier Communications	168,591		2,041,637
Telephone & Data Systems	194,822	[a]	5,679,061
			7,720,698
Transportation - 2.4%
Avis Budget Group	154,628	[a,b]	6,378,405
Genesee & Wyoming, Cl. A	133,418	[a,b]	9,576,744
JetBlue Airways	705,350	[b]	13,507,452
Kirby	117,191	[a,b]	8,302,982
Knight-Swift Transportation Holdings	276,596	[a,b]	11,464,904
Landstar System	90,869		8,973,314
Old Dominion Freight Line	146,794		17,781,157
Ryder System	113,299		9,186,283
Werner Enterprises	97,060		3,460,189
			88,631,430
Utilities - 5.6%
Aqua America	384,809	[a]	13,653,023

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.2% (continued)
Utilities - 5.6% (continued)
Atmos Energy	229,911		20,057,436
Black Hills	114,899	[a]	7,498,309
Great Plains Energy	467,057		15,333,481
Hawaiian Electric Industries	235,945		8,602,555
IDACORP	109,260	[a]	10,055,198
MDU Resources Group	423,319		11,577,775
National Fuel Gas	185,136	[a]	10,747,145
New Jersey Resources	187,537		8,336,020
NorthWestern	105,181		6,235,130
OGE Energy	432,550		15,935,142
ONE Gas	113,778	[a]	8,758,630
PNM Resources	171,447	[a]	7,440,800
Southwest Gas Holdings	103,154		8,498,858
UGI	374,850		17,940,321
Vectren	179,807		12,252,049
Westar Energy	307,662		16,453,764
WGL Holdings	111,057		9,517,585
			208,893,221
Total Common Stocks (cost $2,434,186,971)			3,707,196,835
	Principal Amount ($)
Short-Term Investments - .0%
U.S. Treasury Bills
1.03%, 12/7/17 (cost $1,358,600)	1,360,000	[d]	1,358,667
	Shares
Other Investment - .8%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $29,459,785)	29,459,785	[e]	29,459,785

Description	Shares		Value ($)
Investment of Cash Collateral for Securities Loaned - 7.8%
Registered Investment Company;
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares (cost $290,603,440)	290,603,440	[e]	290,603,440
Total Investments (cost $2,755,608,796)	107.8%		4,028,618,727
Liabilities, Less Cash and Receivables	(7.8%)		(292,925,596)
Net Assets	100.0%		3,735,693,131

aSecurity, or portion thereof, on loan. At October 31, 2017, the value of the fund’s securities on loan was $634,852,027 and the value of the collateral held by the fund was $647,943,728, consisting of cash collateral of $290,603,440 and U.S. Government & Agency securities valued at $357,340,288.

bNon-income producing security.

cInvestment in real estate investment trust.

dHeld by a counterparty for open futures contracts.

eInvestment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Capital Goods	10.7
Real Estate	9.2
Banks	9.1
Short-Term/Money Market Investments	8.6
Software & Services	7.8
Materials	7.2
Technology Hardware & Equipment	7.1
Utilities	5.6
Health Care Equipment & Services	5.1
Insurance	4.4
Energy	3.9
Diversified Financials	3.4
Consumer Services	3.4
Consumer Durables & Apparel	3.3
Semiconductors & Semiconductor Equipment	2.9
Food, Beverage & Tobacco	2.6
Pharmaceuticals, Biotechnology & Life Sciences	2.6
Commercial & Professional Services	2.5
Transportation	2.4
Retailing	2.2
Media	1.5
Automobiles & Components	1.0
Household & Personal Products	.6
Food & Staples Retailing	.5
Telecommunication Services	.2
107.8

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Registered Investment Companies	Value 10/31/16 ($)	Purchases ($)	Sales ($)	Value 10/31/17 ($)	Net Assets (%)	Dividends/ Distributions ($)
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	174,867,178	1,046,521,472	930,785,210	290,603,440	7.8	—
Dreyfus Institutional Preferred Government Plus Money Market Fund	31,678,167	663,821,845	666,040,227	29,459,785.8		263,482
Total	206,545,345	1,710,343,317	1,596,825,437	320,063,225	8.6	263,482

STATEMENT OF FUTURES

October 31, 2017

Description	Number of Contracts	Expiration	Notional Value ($)	Value ($)	Unrealized Appreciation ($)
Futures Long
E-mini Standard & Poor's Midcap	177	12/2017	32,210,131	32,460,030	249,899
Gross Unrealized Appreciation				249,899

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2017

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $634,852,027)—Note 1(b):
Unaffiliated issuers	2,435,545,571	3,708,555,502
Affiliated issuers	320,063,225	320,063,225
Cash		1,334,510
Dividends and securities lending income receivable		1,897,499
Receivable for shares of Common Stock subscribed		1,231,004
Receivable for futures variation margin—Note 4		167,040
Other assets		70,350
		4,033,319,130
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		1,343,555
Liability for securities on loan—Note 1(b)		290,603,440
Payable for shares of Common Stock redeemed		5,673,004
Accrued expenses		6,000
		297,625,999
Net Assets ($)		3,735,693,131
Composition of Net Assets ($):
Paid-in capital		2,189,340,637
Accumulated undistributed investment income—net		24,597,102
Accumulated net realized gain (loss) on investments		248,495,562
Accumulated net unrealized appreciation (depreciation) on investments (including $249,899 net unrealized appreciation on futures)		1,273,259,830
Net Assets ($)		3,735,693,131

Net Asset Value Per Share	Investor Shares	Class I
Net Assets ($)	2,711,091,628	1,024,601,503
Shares Outstanding	69,470,064	26,265,286
Net Asset Value Per Share ($)	39.03	39.01

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended October 31, 2017

Investment Income ($):
Income:
Cash dividends (net of $15,295 foreign taxes withheld at source):
Unaffiliated issuers	48,984,832
Affiliated issuers	263,482
Income from securities lending—Note 1(b)	1,015,272
Interest	15,131
Total Income	50,278,717
Expenses:
Management fee—Note 3(a)	9,134,264
Shareholder servicing costs—Note 3(b)	6,957,144
Directors’ fees—Note 3(a,c)	296,720
Loan commitment fees—Note 2	81,073
Interest expense—Note 2	20,423
Total Expenses	16,489,624
Less—Directors’ fees reimbursed by Dreyfus—Note 3(a)	(296,720)
Net Expenses	16,192,904
Investment Income—Net	34,085,813
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	273,616,173
Net realized gain (loss) on futures	5,606,753
Net Realized Gain (Loss)	279,222,926
Net unrealized appreciation (depreciation) on investments	413,313,451
Net unrealized appreciation (depreciation) on futures	1,085,904
Net Unrealized Appreciation (Depreciation)	414,399,355
Net Realized and Unrealized Gain (Loss) on Investments	693,622,281
Net Increase in Net Assets Resulting from Operations	727,708,094

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2017	2016[a]
Operations ($):
Investment income—net	34,085,813	38,435,057
Net realized gain (loss) on investments	279,222,926	306,785,191
Net unrealized appreciation (depreciation) on investments	414,399,355	(171,325,259)
Net Increase (Decrease) in Net Assets Resulting from Operations	727,708,094	173,894,989
Distributions to Shareholders from ($):
Investment income—net:
Investor Shares	(26,534,814)	(36,004,235)
Class I	(10,489,747)	-
Net realized gain on investments:
Investor Shares	(235,966,422)	(329,464,990)
Class I	(72,401,716)	-
Total Distributions	(345,392,699)	(365,469,225)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Investor Shares	680,442,906	784,480,251
Class I	1,038,154,737	6,001,720
Distributions reinvested:
Investor Shares	258,429,799	317,581,364
Class I	35,405,826	-
Cost of shares redeemed:
Investor Shares	(1,748,731,327)	(1,022,196,189)
Class I	(108,005,014)	(27,973)
Increase (Decrease) in Net Assets from Capital Stock Transactions	155,696,927	85,839,173
Total Increase (Decrease) in Net Assets	538,012,322	(105,735,063)
Net Assets ($):
Beginning of Period	3,197,680,809	3,303,415,872
End of Period	3,735,693,131	3,197,680,809
Undistributed investment income—net	24,597,102	27,535,850
Capital Share Transactions (Shares):
Investor Shares[b]
Shares sold	18,629,424	23,191,078
Shares issued for distributions reinvested	7,363,563	9,652,279
Shares redeemed	(47,279,387)	(29,721,816)
Net Increase (Decrease) in Shares Outstanding	(21,286,400)	3,121,541
Class Ib
Shares sold	28,007,131	167,576
Shares issued for distributions reinvested	1,011,414	-
Shares redeemed	(2,920,059)	(776)
Net Increase (Decrease) in Shares Outstanding	26,098,486	166,800

a On August 31, 2016, the fund redesignated existing shares as Investor shares and commenced offering Class I shares.
b During the period ended October 31, 2017, 39,687 Class I shares representing $1,494,502 were exchanged for 39,654 Investor shares.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
Investor Shares	2017	2016[a]	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	35.17	37.70	39.13	36.81	29.10
Investment Operations:
Investment income—net[b]	.32	.42	.39	.37	.35
Net realized and unrealized gain (loss) on investments	7.30	1.45	.81	3.64	8.80
Total from Investment Operations	7.62	1.87	1.20	4.01	9.15
Distributions:
Dividends from investment income—net	(.38)	(.43)	(.40)	(.32)	(.34)
Dividends from net realized gain on investments	(3.38)	(3.97)	(2.23)	(1.37)	(1.10)
Total Distributions	(3.76)	(4.40)	(2.63)	(1.69)	(1.44)
Net asset value, end of period	39.03	35.17	37.70	39.13	36.81
Total Return (%)	22.89	5.79	2.98	11.21	32.84
Ratios/Supplemental Data (%)
Ratio of total expenses to average net assets	.51	.51	.51	.51	.51
Ratio of net expenses to average net assets	.50	.50	.50	.50	.50
Ratio of net investment income to average net assets	.88	1.23	1.00	.98	1.07
Portfolio Turnover Rate	24.48	21.68	19.45	16.22	10.41
Net Assets, end of period ($ x 1,000)	2,711,092	3,191,813	3,303,416	3,572,418	3,406,208

a On August 31, 2016, the fund redesignated existing shares as Investor shares.

b Based on average shares outstanding.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class I Shares	2017	2016[a]
Per Share Data ($):
Net asset value, beginning of period	35.18	36.39
Investment Operations:
Investment income—net[b]	.42	.02
Net realized and unrealized gain (loss) on investments	7.28	(1.23)
Total from Investment Operations	7.70	(1.21)
Distributions:
Dividends from investment income—net	(.49)	—
Dividends from net realized gain on investments	(3.38)	—
Total Distributions	(3.87)	—
Net asset value, end of period	39.01	35.18
Total Return (%)	23.17	(3.33)[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.26	.26[d]
Ratio of net expenses to average net assets	.25	.25[d]
Ratio of net investment income to average net assets	1.10	.70[d]
Portfolio Turnover Rate	24.48	21.68
Net Assets, end of period ($ x 1,000)	1,024,602	5,867

a From August 31, 2016 (commencement of initial offering) to October 31, 2016.
b Based on average shares outstanding.
c Not annualized.
d Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Midcap Index Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company. The fund’s investment objective is to seek to match the performance of the S&P’s MidCap 400® Index. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue 300 million shares of $.001 par value Common Stock. The fund currently has authorized two classes of shares: Investor shares (200 million shares authorized) and Class I (100 million shares authorized). Investor shares are sold primarily to retail investors through financial intermediaries and bear Shareholder Services Plan fees. Class I shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that

NOTES TO FINANCIAL STATEMENTS (continued)

prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by an independent pricing service (the “Service”) approved by the fund’s Board of Directors (the “Board”). These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general supervision of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined to not accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2017 in valuing the fund’s investments:

NOTES TO FINANCIAL STATEMENTS (continued)

	Level 1 - Unadjusted Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—Domestic Common Stocks†	3,672,948,889	–	–	3,672,948,889
Equity Securities—Foreign Common Stocks†	34,247,946	–	–	34,247,946
Registered Investment Companies	320,063,225	–	–	320,063,225
U.S. Treasury	–	1,358,667	–	1,358,667
Other Financial Instruments:
Futures††	249,899	–	–	249,899

† See Statement of Investments for additional detailed categorizations.

†† Amount shown represents unrealized appreciation at period end.

At October 31, 2017, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended October 31, 2017, The Bank of New York Mellon earned $206,653 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act.

(d) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2017, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2017, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2017 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2017, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $34,781,579, undistributed capital gains $271,005,469 and unrealized appreciation $1,240,565,446.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2017 and October 31, 2016 were as follows: ordinary income $37,024,561 and $36,004,235, and long-term capital gains $308,368,138 and $329,464,990, respectively.

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $830 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 4, 2017, the unsecured credit facility with Citibank, N.A. was $810 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended October 31, 2017 was approximately $1,048,200 with a related weighted average annualized interest rate of 1.95%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .25% of the value of the fund’s average daily net assets and is payable monthly. Out of its fee, Dreyfus pays all of the expenses of the fund except management fees, Shareholder Services Plan fees, brokerage fees and commissions, taxes, interest expense, commitment fees on borrowings, fees and expenses of the interested Directors (including counsel fees) and extraordinary expenses. In addition, Dreyfus is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). During the period ended October 31, 2017, fees reimbursed by Dreyfus amounted to $296,720.

(b) Under the Shareholder Services Plan, Investor shares pay the Distributor at an annual rate of .25% of the value of its average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts, such as recordkeeping and sub-accounting services. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2017, the fund was charged $6,957,144 pursuant to the Shareholder Services Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $791,565 and Shareholder Services Plan fees $575,725, which are offset against an expense reimbursement currently in effect in the amount of $23,735.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and futures, during the period ended October 31, 2017, amounted to $879,643,795 and $1,013,441,120, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended October 31, 2017 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at October 31, 2017 are set forth in the Statement of Futures.

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2017:

Average Market Value ($)
Equity futures	45,054,261

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2017, the cost of investments for federal income tax purposes was $2,788,053,281; accordingly, accumulated net unrealized appreciation on investments inclusive of derivative contracts was $1,240,565,446, consisting of $1,425,688,810 gross unrealized appreciation and $185,123,364 gross unrealized depreciation.

NOTE 5—Pending Legal Matters:

The fund and dozens of other entities and individuals have been named as defendants in an adversary proceeding pending in the United States Bankruptcy Court for the Southern District of New York (Weisfelner, as Trustee of the LB Creditor Trust v. Fund 1, et al., Adv. Pro. No. 10-04609 the “Creditor Trust Action”). In addition, two separate adversary proceedings have been brought in the same Bankruptcy Court against putative defendant classes ( Weisfeiner, as Trustee of the LB Litigation Trust v. Hofman, at al., Adv. Pro No. 10-05525, the “Litigation Trust Action ”; Weisfelner, as Trustee of the LB Creditor Trust v. Reichman, et al., Adv. Pro. No. 12-1570; the “Reichman Action” and collectively with the Creditor Trust Action and the Litigation Trust Action, the “Shareholder Actions”), the fund was not specifically named as a defendant in these putative class actions.

In the Shareholder Actions, plaintiffs allege that payments made to shareholders of Lyondell Chemical Company (“Lyondell”) in connection with the acquisition of Lyondell by Basell AF S.C.A. in a cash-out merger (the “Merger”) on December 20, 2007 constitute “fraudulent transfers” under applicable law, and seek to recover from the former Lyondell shareholders the merger consideration received for their shares. The Creditor Trust and Reichman Actions assert state law claims for both intentional and constructive fraudulent transfer, while the Litigation Trust Action asserts a single claim for intentional fraudulent transfer.

On April 21, 2017, following a trial in a companion litigation brought by the Trustee of the LB Litigation Trust against Len Blavatnik and other purchasers involved in the Merger (the “Blavatnik Action”), the Bankruptcy Court granted judgment for the Blavatnik Action Defendants on the intentional and constructive fraudulent transfer claims, concluding that plaintiff had not established that the Merger left Lyondell insolvent or that Lyondell's CEO intended the merger to hinder, delay or defraud Lyondell’s creditors. Given that the Bankruptcy Court’s findings of fact in the related Blavatnik Action appeared inconsistent with plaintiffs’ allegations in the Shareholder Actions, and that plaintiffs would therefore likely be precluded from re-litigating these issues in the Shareholder Actions, plaintiffs agreed to dismiss these lawsuits.

Accordingly, on September 5, 2017, the Bankruptcy Court dismissed all three Shareholder Actions, with prejudice, and against all named and unnamed defendants. Plaintiffs consented to these dismissals, and these litigations have therefore now concluded.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Midcap Index Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Midcap Index Fund, Inc. (the Fund), including the statements of investments, investments in affiliated issuers and futures, as of October 31, 2017, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. Financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017 by correspondence with the custodian and others or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Midcap Index Fund, Inc. at October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods in conformity with U.S. generally accepted accounting principles.

New York, New York
December 28, 2017

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 100% of the ordinary dividends paid during the fiscal year ended October 31, 2017 as qualifying for the corporate dividends received deduction. Also, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $36,466,661 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2018 of the percentage applicable to the preparation of their 2017 income tax returns. The fund also hereby reports $.0325 per share as a long-term capital gain distribution paid on March 21, 2017 and also $3.3514 per share as a long-term capital gain distribution paid on December 28, 2016.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (74)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 126

———————

Peggy C. Davis (74)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 45

———————

David P. Feldman (77)

Board Member (1989)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1985-present)

Other Public Company Board Memberships During Past 5 Years:

• BBH Mutual Funds Group (5 registered mutual funds), Director (1992-2014)

No. of Portfolios for which Board Member Serves: 31

———————

Joan Gulley (70)

Board Member (2017)

Principal Occupation During Past 5 Years:

• PNC Financial Services Group, Inc.(1993-2014)

• Executive Vice President and Chief Human Resources Officer and Executive Committee Member (2008-2014)

No. of Portfolios for which Board Member Serves: 52

———————

Ehud Houminer (77)

Board Member (1996)

Principal Occupation During Past 5 Years:

• Board of Overseers at the Columbia Business School, Columbia University (1992-present)

• Trustee, Ben Gurion University

Other Public Company Board Memberships During Past 5 Years:

• Avnet, Inc., an electronics distributor, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 52

———————

Lynn Martin (77)

Board Member (2012)

Principal Occupation During Past 5 Years:

• President of The Martin Hall Group LLC, a human resources consulting firm (2005-2012)

Other Public Company Board Memberships During Past 5 Years:

• AT&T, Inc., a telecommunications company, Director (1999-2012)

• Ryder System, Inc., a supply chain and transportation management company, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 31

———————

Robin A. Melvin (54)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 98

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Dr. Martin Peretz (78)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Editor-in-Chief Emeritus of The New Republic Magazine (2011-2012) (previously,

Editor-in-Chief, 1974-2011)

• Lecturer at Harvard University (1969-2012)

No. of Portfolios for which Board Member Serves: 31

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James F. Henry, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 62 investment companies (comprised of 126 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Associate General Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon since March 2013, from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. She is 42 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel and Vice President of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014; Associate at K&L Gates from October 2011 until January 2013. She is an officer of 63 investment companies (comprised of 151 portfolios) managed by Dreyfus. She is 32 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since April 1985.

OFFICERS OF THE FUND (Unaudited) (continued)

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (63 investment companies, comprised of 151 portfolios). He is 60 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 57 investment companies (comprised of 145 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Distributor since 1997.

NOTES

NOTES

NOTES

For More Information

Dreyfus Midcap Index Fund, Inc.

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Investor: PESPX Class I: DMIDX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2017 MBSC Securities Corporation 0113AR1017

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that David P. Feldman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $33,856 in 2016 and $34,702 in 2017.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $6,430 in 2016 and $10,549 in 2017. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2016 and $0 in 2017.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,876 in 2016 and $3,168 in 2017. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2016 and $0 in 2017.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $1,174 in 2016 and $1,315 in 2017. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2016 and $0 in 2017.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $20,423,084 in 2016 and $32,905,415 in 2017.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Midcap Index Fund, Inc.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    December 21, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    December 21, 2017

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    December 21, 2017

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)